UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 1, 2023
Exeter Automobile Receivables Trust 2020-3
(Exact name of Issuing Entity as specified in its charter)
EFCAR, LLC
(Exact name of Depositor / Registrant as specified in its charter)
Exeter Finance LLC
(Exact name of Sponsor as specified in its charter)
Delaware
(State or Other Jurisdiction of Incorporation)
333-233850 333-233850-01	45-2673519 84-7089010
(Commission File Number)	(IRS Employer Identification No.)
2101 W. John Carpenter Freeway, Irving, Texas	75063
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (214) 572-8256
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02                   Termination of a Material Definitive Agreement.
Background
On March 23, 2021, Wells Fargo Bank, N.A. (“Wells Fargo Bank”) and Wells Fargo Delaware Trust Company, N.A. (“WFDTC”, and collectively with Wells Fargo Bank, “Wells Fargo”) announced that it had entered into a definitive agreement with Computershare Trust Company, National Association (“CTCNA”), Computershare Delaware Trust Company (“CDTC”, and collectively with CTCNA, “Computershare”) and Computershare Limited (“CPU Ltd”) to sell substantially all of their Corporate Trust Services (“CTS”) business.  Effective as of November 1, 2021 (the “Closing Date”), the sale closed, and virtually all CTS employees of Wells Fargo, along with most existing CTS systems, technology, and offices, transferred to Computershare.  On the Closing Date, for some of the transactions in Wells Fargo’s CTS business, Wells Fargo transferred its roles and the duties, rights, and liabilities with such roles under the relevant transaction agreements (the “Roles”) to CTCNA or CDTC.
On March 23, 2021, Wells Fargo Bank, WFDTC, CTCNA, CDTC, and CPU Ltd entered into a Servicing Agreement, which was amended and restated as of October 31, 2021 (as amended, the “Servicing Agreement”) and became effective as of the Closing Date.  For those transactions in Wells Fargo’s CTS business where one or more of its Roles did not transfer to CTCNA or CDTC on the Closing Date (the “Non-Transferred Role(s) Transactions”), CTCNA or CDTC performed all or virtually all of such Roles on behalf of Wells Fargo as its agent pursuant to the Servicing Agreement.
Exeter Automobile Receivables Trust 2020-3
As of the Closing Date, the Exeter Automobile Receivables Trust 2020-3 transaction was a Non-Transferred Role(s) Transaction and CTCNA performed all or virtually all of Wells Fargo Bank’s roles as indenture trustee and backup servicer pursuant to (i) the Indenture (the “Indenture”), dated as of August 31, 2020, among Exeter Automobile Receivables Trust 2020-3 (the “Issuer”), Exeter Holdings Trust 2020-3 (“Exeter Holdings”), as holding trust, and Wells Fargo Bank, as indenture trustee (in such capacity, the “Indenture Trustee”), (ii) the Sale and Servicing Agreement (the “SSA”), dated as of August 31, 2020, among Exeter Holdings,

EFCAR, LLC, as seller, Exeter Finance LLC, as servicer, the Issuer, the Indenture Trustee, and Wells Fargo Bank, as backup servicer (in such capacity, the “Backup Servicer”), (iii) the Deposit Account Control Agreement (the “DACA”), dated as of September 23, 2020, among the Issuer, Exeter Finance LLC, as servicer, the Indenture Trustee, as secured party, and Wells Fargo Bank, as lockbox bank, and (iv) the Custodian Agreement (the “Custodian Agreement” and, collectively with the Indenture, the SSA and the DACA, the “Transaction Documents”), dated as of August 30, 2020, among Exeter Finance LLC, as custodian, Exeter Finance LLC, as servicer, and the Indenture Trustee, on behalf of Wells Fargo Bank as its agent pursuant to the Servicing Agreement; provided, that pursuant to the Transaction Documents, the appointment of CTCNA as agent to Wells Fargo Bank did not relieve Wells Fargo Bank of responsibility for its duties and obligations under the Transaction Documents.
In a Current Report on Form 8-K filed on November 5, 2021, the Issuer disclosed the appointment of CTCNA as agent for Wells Fargo Bank as Indenture Trustee and Backup Servicer under the Transaction Documents and identified the Servicing Agreement as a material definitive agreement.  The Servicing Agreement was filed by the registrant on November 5, 2021 under Commission File No. 333-223850-01 and is incorporated by reference herein as Exhibit 99.1.
Transfer of Roles for the Exeter Automobile Receivables Trust 2020-3 Transaction
As of December 1, 2023 (the “Transfer Date”), (a) Wells Fargo Bank fully transferred, and CTCNA assumed, the duties, rights and liabilities of the Indenture Trustee and the Backup Servicer under the Transaction Documents, and (b) CTCNA is therefore no longer performing the roles of Indenture Trustee and Backup Servicer as agent for Wells Fargo Bank pursuant to the Servicing Agreement.  As of the Transfer Date, Wells Fargo Bank is no longer responsible for the duties, rights and liabilities of the Indenture Trustee and the Backup Servicer under the Transaction Documents.
Termination of Servicing Agreement
Therefore, as of the Transfer Date, the Servicing Agreement was terminated with respect to the Issuer.
Item 6.02.                Change of Servicer or Trustee.
Background
See the “Background” section in Item 1.02.
Exeter Automobile Receivables Trust 2020-3
See the “Exeter Automobile Receivables Trust 2020-3” section in Item 1.02.
Transfer of Roles for the Exeter Automobile Receivables Trust 2020-3 Transaction
See the “Transfer of Roles for the Exeter Automobile Receivables Trust 2020-3 Transaction” section in Item 1.02.

Regulation AB Disclosure for Computershare Trust Company, National Association
As of the Transfer Date, CTCNA will act as indenture trustee and backup servicer under the Transaction Documents.  CTCNA is a national banking association and a wholly-owned subsidiary of CPU Ltd, an Australian financial services company with approximately $6.1 billion (USD) in assets as of June 30, 2023.  CPU Ltd and its affiliates have been engaging in financial service activities, including stock transfer related services, since 1997, and corporate trust related services since 2000.  CTCNA provides corporate trust, custody, securities transfer, cash management, investment management and other financial and fiduciary services, and has been engaged in providing financial services, including corporate trust services, since 2000.  The transaction parties may maintain commercial relationships with CTCNA and its affiliates.  CTCNA maintains corporate trust offices at 1505 Energy Park Drive, St. Paul, Minnesota 55108.
As of the Transfer Date, CTCNA will act as indenture trustee pursuant to the Transaction Documents.  CTCNA has provided corporate trust related services since 2000 through its predecessors and affiliates.  CTCNA provides trustee services for a variety of transactions and asset types, including corporate and municipal bonds, mortgage-backed and asset-backed securities, and collateralized debt obligations.  As of June 30, 2023, CTCNA was acting in some cases as the named trustee or indenture trustee, and in most cases as agent for the named trustee or indenture trustee, on approximately 505 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $107 billion (USD).  The indenture trustee maintains a corporate trust office at 1505 Energy Park Drive, St. Paul, Minnesota 55108, Attn: Asset-Backed Securities Department.
Any accounts that the indenture trustee is required to establish and maintain pursuant to the Transaction Documents are currently maintained at Wells Fargo Bank. Any change in location of such accounts by CTCNA will be done in accordance with the terms of the Transaction Documents, including any applicable eligibility criteria set forth in the Transaction Documents.
As of the Transfer Date, CTCNA will act as note paying agent pursuant to the Transaction Documents.  The note paying agent is responsible for securities administration, which includes making monthly distributions to noteholders.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of securities administration since June 30, 1995.  As of June 30, 2023, CTCNA was acting in some cases as the securities administrator or paying agent, and in most cases as agent for the securities administrator or paying agent, for approximately 610 asset-backed securities transactions with an aggregate outstanding principal balance of approximately $107 billion (USD).
As of the Transfer Date, CTCNA will act as backup servicer pursuant to the Transaction Documents.  Under the terms of the Transaction Documents, if the servicer is terminated or resigns, CTCNA as backup servicer may either be appointed successor servicer by the indenture trustee on behalf of noteholders or may designate an affiliate or qualified agent, or appoint a third-party, to serve as successor servicer.  With its acquisition of the CTS business from Wells Fargo Bank on November 1, 2021, CTCNA acquired a business that has been engaged in the business of back-up servicing since 1993.  As of June 30, 2023, CTCNA was acting in some cases as the backup servicer, and in most cases as agent for the back-up servicer, for approximately 453 asset-backed securities transactions with an aggregate outstanding collateral balance of approximately $129 billion (USD).
Item 9.01.                  Financial Statements and Exhibits.
(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits:
Exhibit No.                     Description
99.1
Second Amended and Restated Servicing Agreement, effective as of October 31, 2021, among Wells Fargo Bank, N.A., Wells Fargo Delaware Trust Company, N.A., Computershare Trust Company, N.A., Computershare Delaware Trust Company (upon execution of the Joinder Agreement described therein), and, solely for purposes of Section 9.5 therein, Computershare Limited (included in Exhibit 99.1 to the Form 8-K filed with the Commission by the registrant on November 5, 2021, which is incorporated herein by reference).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EFCAR, LLC
By:/s/ Ben Miller
Name:	Ben Miller
Title:	Chief Executive Officer
Date: December 7, 2023